UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 16, 2009
Federal Signal Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-6003	36-1063330
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1415 W. 22nd Street, Oak Brook, Illinois (Address of principal executive offices)	60523 (Zip Code)
(630) 954-2000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
(a) On February 16, 2009, the Board of Directors of Federal Signal Corporation (the “Company”) approved an amendment to Section 2.13 of the Company’s Amended and Restated Bylaws effective immediately. The Amended and Restated Bylaws of the Company, as amended to date (the “Bylaws”), are filed as Exhibit 3.b. attached hereto. Section 2.13 of the Bylaws, previously provided for election of directors by a majority of the votes cast for each director. The amendment adds that directors shall be elected by a plurality of the votes cast at any meeting of stockholders if the number of nominees competing for election exceeds the number of directorships available for election at such meeting.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

3.b.	Amended and Restated By-Laws of Federal Signal Corporation, as further amended February 16, 2009

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FEDERAL SIGNAL CORPORATION
Dated: February 17, 2009	By:	/s/ William Barker
William Barker
Senior Vice President and Chief Financial Officer